Managed
   HIGH INCOME

      PORTFOLIO INC.

                                [GRAPHIC OMITTED]

                                                                       Quarterly
                                                                          Report
                                                                    May 31, 1999

                                               Managed
                                               HIGH INCOME    [GRAPHIC OMITTED]

                                                    PORTFOLIO INC.

LETTER TO
SHAREHOLDERS
May 31, 1999

Dear Shareholder:

      We are pleased to provide the first quarter report for the Managed High Income Portfolio Inc. ("Fund") for the three months ended May 31, 1999. We hope you find this report to be useful and informative. During the past three months, the Fund paid income dividends totaling $0.25 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its May 31, 1999 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.

          Price               Annualized            Three-Month
        Per Share          Distribution Rate       Total Return
       -------------       -----------------       -------------
       $10.57 (NAV)              9.54%                 0.93%
       $10.188 (NYSE)            9.89%                 0.02%

      In comparison the three-month average total return for closed-end high yield bond funds as reported by Lipper Inc. was 1.82% over the same period. (Lipper is an independent mutual fund performance tracking organization).

Market And Economic Overview

      The high yield bond market deteriorated along with the rest of the fixed income markets in May 1999 as U.S. Treasury rates continued to move higher on fears that the Federal Reserve Board ("Fed") would be forced to raise short-term interest rates to cool U.S. economic growth and contain any increase in inflation. The continuation of strong U.S. economic growth along with the strongest Consumer Price Index ("CPI") report since 1990 caused the Fed to shift its monetary policy to a tightening bias. The bond market quickly reacted and has now discounted a 50 basis point tightening (or increase) in short-term interest rates.

      The high yield bond market, as well as the corporate bond market, was not only negatively affected by the increase in general interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates moved even higher. This added supply caused the high yield bond market to labor as investors began pulling back from the market. Consequently, the high yield bond market performed poorly and generated negative returns.

      Given the heavy issuance of B/B rated and BB/Ba rated issues during the reporting period, the better quality segments of the high yield bond market continued to underperform weaker CCC/Caa rated issues. Even the domestic equity markets began to be negatively affected by the rise in general interest rates with the S&P 500 Index declining in May 1999. (Credit ratings are given by major national rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service.) The emerging bond markets were also negatively affected by the increase in interest rates and posted losses.

      Since the beginning of this year, 30-year U.S. Treasuries have generated the worst performance in the bond market. The best performing fixed income sector during the first quarter of 1999 was emerging market debt.

      The strongest performing industry sectors in the high yield bond market during the reporting period were basic materials (i.e., forest products, metals, mining etc.), consumer cyclicals, energy and finance. The worst performing sectors included media, (i.e., cable TV, and broadcasting), and telecommunications because there was a significant amount of new issuance from companies in these sectors.

Portfolio Strategy and Market Outlook

      The Managed High Income Portfolio seeks high current income. Capital appreciation is a secondary objective. The Fund's performance continued to lag somewhat in the first five months of 1999 with total returns modestly below the domestic high yield bond market. We were held back by our lower weightings in basic materials companies and our heavier weightings in telecommunications, media and healthcare companies. We especially lagged our high yield bond peer group since a number of our competitors have continued to emphasize a combination of lower quality issues, emerging market debt as well as common and preferred stock.

      On the other hand, we remain committed to maintaining style purity in the Portfolio with a meaningful emphasis on better quality issues. This clearly did not help the Fund's performance in the first five months of 1999. In fact, our higher quality BB/Ba rated issues generated the weakest results given the increase in interest rates.

      During the period under review, we have started on a multi-pronged strategy of eliminating underperforming companies such as some of our deteriorating high yield issues in healthcare and selectively raising our exposure to basic materials. We have also modestly increased our energy exposure by investing in some of the higher quality energy credits.

      We believe that in these market conditions, a more neutral sector strategy should work more effectively over time. In terms of quality, we have been increasing our exposure to the middle-B rated segment of the market where we continue to find attractive yields. Some of our recent additions include AES Corporation, an independent power producer; Nextlink, a competitive local exchange telecommunications provider; and Ames Department Stores, a middle market retailer. We believe the middle-B rated segment of the high yield bond market represents good value given continued U.S. economic strength.

      While we are obviously disappointed in our results, we are confident we can pick up ground in the short-term as we continue to fine tune the Portfolio. We will continue to focus on what we believe are better quality names in each sector and look to pick up additional yield wherever possible.

      In closing, thank you for investing in the Managed High Income Portfolio Inc. We look forward to continuing to help you achieve your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group, Inc. at (800) 331-1710.

      Sincerely,

/s/ Heath B. McLendon              /s/ John C. Bianchi

Heath B. McLendon                  John C. Bianchi, C.F.A.
Chairman                           Vice President and
                                   Investment Officer

June 24, 1999

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvest ment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 35. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 95.8%
-------------------------------------------------------------------------------------
Aerospace -- 0.9%
 1,500,000      B1*     BE Aerospace Inc., Sr. Sub. Notes,
                          9.500% due 11/1/08+..........................    $1,565,625
 1,185,000      B-      Dunlop Standard Aerospace, Sr. Notes,
                          11.875% due 5/15/09..........................     1,183,519
 1,300,000      B-      Fairchild Corp., Sr. Sub. Notes,
                          10.750% due 4/15/09..........................     1,298,375
-------------------------------------------------------------------------------------
                                                                            4,047,519
-------------------------------------------------------------------------------------
Airlines -- 1.6%
 6,375,000      BB      Airplanes-Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation,
                          10.875% due 3/15/19..........................     6,401,711
 1,215,000      Ba2*    Continental Airlines, Sr. Notes,
                          8.000% due 12/15/05..........................     1,210,444
-------------------------------------------------------------------------------------
                                                                            7,612,155
-------------------------------------------------------------------------------------
Aluminium -- 0.1%
   445,000      B1*     Kaiser Aluminium, Sr. Notes,
                          10.875% due 10/15/06.........................       461,131
-------------------------------------------------------------------------------------
Auto Parts -- 0.7%
 2,540,000      B       Collins & Aikman Products, Sr. Sub. Notes,
                          11.500% due 4/15/06..........................     2,613,025
   790,000      B       Dura Operating Corp., Sr. Sub. Notes,
                          9.000% due 5/1/09+...........................       781,113
-------------------------------------------------------------------------------------
                                                                            3,394,138
-------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.6%
 2,930,000      B1*     Exide Corp., Sr. Notes, 10.000% due 4/15/05....     2,937,325
-------------------------------------------------------------------------------------
Broadcasting -- 2.0%
   525,000      B-      Capstar Broadcasting Corp., Sr. Discount Notes,
                          step bond to yield 11.002% due 2/1/09........       442,969
 3,590,000      B1*     Chancellor Media Corp., Sr. Sub. Notes,
                          9.000% due 10/1/08...........................     3,733,600
                        Citadel Broadcasting Co., Sr. Sub. Notes:
   790,000      B-        10.250% due 7/1/07...........................       866,038
 1,565,000      B-        9.250% due 11/15/08..........................     1,662,813


                       See Notes to Financial Statements.                      5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Broadcasting -- 2.0% (continued)
 1,160,000      CCC+    Telemundo Holdings Inc., Sr. Discount Notes,
                          step bond to yield 11.450% due 8/15/08.......    $  627,850
                        TV Azteca SA, Guaranteed Sr. Notes:
 2,085,000      B+        Series A, 10.125% due 2/15/04................     1,647,150
   550,000      B+        Series B, 10.500% due 2/15/07................       398,750
-------------------------------------------------------------------------------------
                                                                            9,379,170
-------------------------------------------------------------------------------------
Building Materials -- 0.2%
 1,190,000      B       Atrium Companies Inc., Sr. Sub. Notes,
                          10.500% due 5/1/09...........................     1,172,150
-------------------------------------------------------------------------------------
Building Materials Chain -- 0.4%
                        Building Materials Corp., Sr. Notes:
 1,570,000      BB        8.000% due 12/1/08...........................     1,497,387
   500,000      BB        Step bond to yield 10.015% due 7/1/04........       523,750
-------------------------------------------------------------------------------------
                                                                            2,021,137
-------------------------------------------------------------------------------------
Building Products -- 1.3%
 1,150,000      B       Amatek Industries, Sr. Sub. Notes,
                          12.000% due 2/15/08..........................     1,099,687
   600,000      B       NCI Building Systems, Sr. Sub. Notes,
                          9.250% due 5/1/09............................       606,000
                        Nortek Inc., Sr. Notes:
   500,000      B+        9.250% due 3/15/07...........................       509,375
 3,235,000      B+        9.125% due 9/1/07............................     3,287,569
   500,000      B+        8.875% due 8/1/08............................       513,750
-------------------------------------------------------------------------------------
                                                                            6,016,381
-------------------------------------------------------------------------------------
Cable Television -- 11.3%
 1,510,000      BB-     Century Communications Corp., Sr. Notes,
                          8.750% due 10/1/07...........................     1,526,987
                        Charter Communications:
 2,695,000      B+        Sr. Discount Notes, zero coupon bond to
                            yield 9.650% due 4/1/11....................     1,670,900
 2,325,000      B+        Sr. Notes, 8.625% due 4/1/09.................     2,290,125
   915,000      B-      Comcast UK Cable, Debentures, step bond
                          to yield 11.957% due 11/15/07................       828,075


6                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Cable Television -- 11.3% (continued)
                        CSC Holdings Inc., Sr. Sub. Debentures:
 7,560,000      BB-       9.875% due 2/15/13...........................   $ 8,306,550
 3,250,000      BB-       10.500% due 5/15/16..........................     3,765,937
 1,125,000      B-      Diamond Holdings PLC, Guaranteed Notes,
                          10.000% due 2/1/08...........................     1,834,258
 2,100,000      B       Echostar Dbs. Corp., Sr. Notes,
                          9.375% due 2/1/09............................     2,110,500
                        NTL Inc., Sr. Notes:
 3,525,000      B-        11.500% due 10/1/08..........................     3,899,531
   795,000      B-        Step bond to yield 11.980% due 10/1/03.......       536,625
                        Rogers Cablesystems:
 2,575,000      BB+       Sr. Notes, 10.000% due 12/1/07...............     2,855,031
 5,475,000      BB-       Sr. Sub. Notes, 11.000% due 12/1/15..........     6,398,906
 1,250,000      BB-     Rogers Communications, Sr. Notes,
                          9.125% due 1/15/06...........................     1,304,687
                        Telewest Communications PLC:
                          Sr. Discount Notes:
   985,000      B+          Step bond to yield 9.020% due 4/15/09......       647,637
   990,000      B+          Step bond to yield 9.570% due 4/15/09......     1,039,082
 2,350,000      NR        Sr. Notes, 11.250% due 11/1/08...............     2,684,875
16,250,000      B       United International Holdings Inc., Sr. Discount
                          Notes, step bond to yield 11.149% due 2/15/08    10,684,375
-------------------------------------------------------------------------------------
                                                                           52,384,081
-------------------------------------------------------------------------------------
Casinos/Gambling -- 2.7%
                        Circus Circus:
 1,005,000      BBB-      Sr. Notes, 6.700% due 11/15/2096.............       971,081
   415,000      BB+       Sr. Sub. Notes, 7.625% due 7/15/13...........       389,581
 2,405,000      BB+     Harrahs Operating Co. Inc., Company
                          Guaranteed, 7.875% due 12/15/05..............     2,332,850
 2,200,000      B       Harvey Casinos Resorts, Sr. Sub. Notes,
                          10.625% due 6/1/06...........................     2,296,250
 2,075,000      B       Hollywood Park Inc., Sr. Sub. Notes,
                          9.250% due 2/15/07...........................     2,095,750
 1,970,000      B+      Horseshoe Gaming Holding, Sr. Sub. Notes,
                          8.625% due 5/15/09...........................     1,923,212


                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Casinos/Gambling -- 2.7% (continued)
 1,415,000      B       Isle Of Capri Casinos, Sr. Sub. Notes,
                          8.750% due 4/15/09...........................   $ 1,330,100
                        Station Casinos, Sr. Sub. Notes:
   710,000      B+        10.125% due 3/15/06..........................       741,062
   400,000      B+        8.875% due 12/1/08+..........................       397,500
-------------------------------------------------------------------------------------
                                                                           12,477,386
-------------------------------------------------------------------------------------
Chemicals - Major -- 0.1%
   680,000      NR      Huntsman Corp., Sr. Sub. Notes,
                          9.500% due 7/1/07+...........................       660,450
-------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.6%
                        Lyondell Chemical Company, Sr. Secured Notes:
   995,000      BB        9.625% due 5/1/07............................     1,011,169
   990,000      BB        9.875% due 5/1/07............................     1,003,612
 1,010,000      B+      Sterling Chemicals Inc., Sr. Sub. Notes,
                          11.750% due 8/15/06..........................       959,500
-------------------------------------------------------------------------------------
                                                                            2,974,281
-------------------------------------------------------------------------------------
Coal Mining -- 0.6%
 2,780,000      B       AEI Resources, Sr. Sub. Notes,
                          10.500% due 12/15/05.........................     2,762,625
-------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.3%
 1,490,000      B       Columbus McKinnon Corp., Sr. Sub. Notes,
                          8.500% due 4/1/08............................     1,469,512
-------------------------------------------------------------------------------------
Containers/Packaging -- 2.0%
   995,000      B       AEP Industries Inc., Sr. Sub. Notes,
                          9.875% due 11/15/07..........................     1,013,656
 1,850,000      B       Huntsman Packaging Corp., Sr. Notes,
                          9.125% due 10/1/07...........................     1,852,312
 3,000,000(DEM) B       Impress Metal Packaging Holdings, Sr. Sub. Notes,
                          9.875% due 5/29/07...........................     1,764,234
 1,280,000      B       Packaging Corp. of America, Sr. Sub. Notes,
                          9.625% due 4/1/09............................     1,318,400
 1,140,000      B       Stone Container, Sr. Notes,
                          11.500% due 8/15/06..........................     1,225,500


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Containers/Packaging -- 2.0% (continued)
                        Tekni-Plex Inc., Sr. Sub. Notes:
   250,000      B-        11.250% due 4/1/07...........................    $  267,812
 1,555,000      B-        9.250% due 3/1/08............................     1,560,831
-------------------------------------------------------------------------------------
                                                                            9,002,745
-------------------------------------------------------------------------------------
Contract Drilling -- 1.5%
 2,795,000      BB      Pride International Inc., Sr. Notes,
                          10.000% due 6/1/09...........................     2,801,987
   200,000      BB      Pride Petroleum Services Inc., Sr. Notes,
                          9.375% due 5/1/07............................       196,750
                        RBF Finance Corp.:
 1,995,000      Ba3*      Sr. Notes, 12.250% due 3/15/06...............     2,012,456
 1,840,000      BB-       Sr. Secured Notes, 11.375% due 3/15/09.......     1,856,100
-------------------------------------------------------------------------------------
                                                                            6,867,293
-------------------------------------------------------------------------------------
Discount Stores -- 1.1%
 1,490,000      B+      Ames Department Stores, Sr. Notes,
                          10.000% due 4/15/06..........................     1,471,375
 1,725,000      BB+     DR Structured Finance, Pass Through Certificates,
                          8.375% due 8/15/15...........................     1,695,123
 1,710,000      BB+     KMart Corp., Sr. Notes, 12.500% due 3/1/05.....     2,099,025
-------------------------------------------------------------------------------------
                                                                            5,265,523
-------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.6%
 2,225,000      BB-     Clisa SA, Guaranteed Sr. Notes,
                          11.625% due 6/1/04...........................     1,346,125
 2,900,000      B2*     Intertek Finance PLC, Sr. Sub. Notes, Series B,
                          10.250% due 11/1/06..........................     2,831,125
 3,250,000      B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06..........................     3,221,562
-------------------------------------------------------------------------------------
                                                                            7,398,812
-------------------------------------------------------------------------------------
Diversified Financial Services -- 0.5%
                        Amresco Inc., Sr. Sub. Notes, Series A:
 1,500,000      CCC+      10.000% due 3/15/04..........................     1,248,750
 1,275,000      CCC+      9.875% due 3/15/05...........................     1,071,000
-------------------------------------------------------------------------------------
                                                                            2,319,750
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.6%
 2,650,000      B+      Park Ohio Industries, Sr. Sub. Notes,
                          9.250% due 12/1/07...........................   $ 2,659,937
-------------------------------------------------------------------------------------
Drugs - Generic -- 1.3%
 5,600,000      BB      ICN Pharmaceuticals Inc., Sr. Notes,
                          9.250% due 8/15/05...........................     5,831,000
-------------------------------------------------------------------------------------
Electronic Components -- 1.3%
 1,995,000      B+      Celestica International Inc., Sr. Sub. Notes,
                          10.500% due 12/31/06.........................     2,204,475
 4,130,000      B-      Viasystems Inc., Sr. Sub. Notes,
                          9.750% due 6/1/07............................     3,644,725
-------------------------------------------------------------------------------------
                                                                            5,849,200
-------------------------------------------------------------------------------------
Electronic Data Processing -- 3.4%
                        Unisys Corp., Sr. Notes:
 4,795,000      BB-       12.000% due 4/15/03..........................     5,256,519
 9,175,000      BB-       11.750% due 10/15/04.........................    10,298,937
-------------------------------------------------------------------------------------
                                                                           15,555,456
-------------------------------------------------------------------------------------
Engineering & Construction -- 1.6%
 1,320,000      B-      American Plumbing & Mechanic, Sr. Sub. Notes,
                          11.625% due 10/15/08.........................     1,291,950
 2,260,000      B       Group Maintenance America Corp.,
                          Sr. Sub. Notes, 9.750% due 1/15/09...........     2,291,075
 1,005,000      B+      Integrated Electrical Services, Sr. Sub. Notes,
                          9.375% due 2/1/09............................     1,015,050
 2,840,000      B       Metromedia Fiber Network, Sr. Notes,
                          10.000% due 11/15/08.........................     2,967,800
-------------------------------------------------------------------------------------
                                                                            7,565,875
-------------------------------------------------------------------------------------
Environmental Services -- 0.2%
   985,000      B+      It Group Inc., Sr. Sub. Notes,
                          11.250% due 4/1/09...........................       978,844
-------------------------------------------------------------------------------------
Food Distributors -- 2.7%
 3,900,000      B2*     Carrols Corp., Sr. Sub. Notes,
                          9.500% due 12/1/08...........................     3,865,875


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Food Distributors -- 2.7% (continued)
 4,625,000      B       Imperial Holly Corp., Sr. Sub. Notes,
                          9.750% due 12/15/07..........................   $ 4,619,219
 1,415,000      B-      Purina Mills Inc., Sr. Sub. Notes,
                          9.000% due 3/15/10...........................     1,130,231
 2,600,000      B       SC International Services Inc., Sr. Sub. Notes,
                          9.250% due 9/1/07............................     2,765,750
-------------------------------------------------------------------------------------
                                                                           12,381,075
-------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.6%
 2,675,000      B-      B&G Foods Inc., Sr. Sub. Notes,
                          9.625% due 8/1/07............................     2,644,906
-------------------------------------------------------------------------------------
Forest Products -- 0.7%
 2,940,000      B       Ainsworth Lumber, Sr. Notes,
                          12.500% due 7/15/07..........................     3,289,125
-------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
   425,000      B-      Simmons Co., Sr. Sub. Notes,
                          10.250% due 3/15/09..........................       437,219
-------------------------------------------------------------------------------------
Homebuilding -- 0.9%
 1,860,000      Ba1*    DR Horton Inc., Company Guaranteed,
                          8.000% due 2/1/09............................     1,787,925
 2,240,000      BB-     US Home Corp., Sr. Sub. Notes,
                          8.875% due 2/15/09...........................     2,198,000
-------------------------------------------------------------------------------------
                                                                            3,985,925
-------------------------------------------------------------------------------------
Hospital/Nursing Management -- 2.5%
                        Fresenius Medical Cap Trust, Notes:
 1,440,000      Ba3*      9.000% due 12/1/06...........................     1,454,400
 2,775,000      Ba3*      7.875% due 2/1/08............................     2,664,000
   415,000      B2*     Integrated Health Services Inc., Sr. Sub. Notes,
                          9.250% due 1/15/08...........................       270,787
 8,385,000      B-      Magellan Health Services Inc., Sr. Sub. Notes,
                          9.000% due 2/15/08...........................     7,116,769
-------------------------------------------------------------------------------------
                                                                           11,505,956
-------------------------------------------------------------------------------------
Hotels/Resorts -- 2.2%
 3,250,000      B-      Courtyard By Marriott, Sr. Secured Notes,
                          10.750% due 2/1/08...........................     3,327,188


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Hotels/Resorts -- 2.2% (continued)
                        HMH Properties:
 3,705,000      BB        Sr. Notes, 8.450% due 12/1/08................   $ 3,552,169
 2,420,000      BB        Sr. Secured Notes, 7.875% due 8/1/08.........     2,247,575
 1,155,000      B+      Intrawest Corp., Sr. Notes, 9.750% due 8/15/08.     1,201,200
-------------------------------------------------------------------------------------
                                                                           10,328,132
-------------------------------------------------------------------------------------
Insurance - Multi-Line -- 1.0%
 3,225,000      BB+     SIG Capital Trust, Guaranteed Notes,
                          9.500% due 8/15/27...........................     2,350,219
 2,500,000     B       Veritas Capital Trust, Guaranteed Notes,
                          10.000% due 1/1/28...........................     2,237,500
-------------------------------------------------------------------------------------
                                                                            4,587,719
-------------------------------------------------------------------------------------
Internet Services -- 2.9%
                        PSINet Inc., Sr. Notes:
 3,725,000      B-        10.000% due 2/15/05..........................     3,725,000
 2,605,000      B-        11.500% due 11/1/08..........................     2,735,250
 3,300,000      NR      Splitrock Services Inc., Sr. Sub. Notes,
                          11.750% due 7/15/08..........................     3,168,000
 1,685,000      B-      Verio Inc., Sr. Notes, 11.250% due 12/1/08.....     1,792,419
 2,900,000      NR      WAM!Net Inc., step bond to yield
                          13.229% due 3/1/05...........................     1,783,500
-------------------------------------------------------------------------------------
                                                                           13,204,169
-------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.3%
 1,855,000      B       Regal Cinemas Inc., Sr. Sub. Notes,
                          9.500% due 6/1/08............................     1,776,163
 4,000,000      B-      SFX Entertainment Inc., Sr. Sub. Notes,
                          9.125% due 2/1/08............................     4,000,000
-------------------------------------------------------------------------------------
                                                                            5,776,163
-------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.5%
 1,892,000      B-      Alvey Systems Inc., Sr. Sub. Notes,
                          11.375% due 1/31/03..........................     1,929,840
   550,000      Ba3*    Westinghouse Air, Sr. Notes,
                          9.375% due 6/15/05...........................       560,313
-------------------------------------------------------------------------------------
                                                                            2,490,153
-------------------------------------------------------------------------------------


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Media Conglomerates -- 0.8%
 2,400,000      B       Polestar Corp. PLC, Sr. Notes,
                          10.500% due 5/30/08..........................   $ 3,845,784
-------------------------------------------------------------------------------------
Metal Fabrications -- 0.2%
   785,000      BB      California Steel Industries, Sr. Notes,
                          8.500% due 4/1/09............................       781,075
-------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.7%
 2,425,000      B-      Haynes International Inc., Sr. Notes,
                          11.625% due 9/1/04...........................     2,227,969
 1,000,000      B2*     Kaiser Aluminium, Sr. Sub. Notes,
                          12.750% due 2/1/03...........................     1,017,500
-------------------------------------------------------------------------------------
                                                                            3,245,469
-------------------------------------------------------------------------------------
Miscellaneous -- 0.3%
 1,230,000      B-      Key Plastics, Series B, Sr. Sub. Notes,
                          10.250% due 3/15/07..........................     1,219,238
-------------------------------------------------------------------------------------
Multi - Sector Companies -- 0.4%
 2,045,000      B-      Triarc Consumer Beverage, Sr. Sub. Notes,
                          10.250% due 2/15/09..........................     2,034,775
-------------------------------------------------------------------------------------
Newspapers -- 0.2%
   705,000      B+      Garden State Newspapers, Sr. Sub. Notes,
                          8.625% due 7/1/11............................       686,494
-------------------------------------------------------------------------------------
Office Equipment/Supplies -- 0.4%
 1,800,000      B3*     Axiohm Transaction Solutions, Sr. Sub. Notes,
                          9.750% due 10/1/07...........................     1,608,750
-------------------------------------------------------------------------------------
OIL & GAS PRODUCTION -- 3.8%
 1,330,000      B1*     Belco Oil & Gas, Sr. Sub. Notes,
                          8.875% due 9/15/07...........................     1,303,400
 2,125,000      B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                          8.750% due 9/15/07...........................     2,037,344
 4,350,000      B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05.     3,724,688
   700,000      B1*     Coda Energy, Sr. Sub. Notes,
                          10.500% due 4/1/06...........................       718,375
                        Ocean Energy Inc., Sr. Sub. Notes:
 2,625,000      BB-       10.375% due 10/15/05.........................     2,766,094


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Oil & Gas Production -- 3.8% (continued)
 2,750,000      BB-       9.750% due 10/1/06...........................   $ 2,835,938
 2,025,000      B+      Parker Drilling, Sr. Notes,
                          9.750% due 11/15/06..........................     1,799,719
 2,150,000      B2*     Stone Energy Corp., Sr. Sub. Notes,
                          8.750% due 9/15/07...........................     2,141,938
-------------------------------------------------------------------------------------
                                                                           17,327,496
-------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.3%
 1,135,000      Ba2*    Leviathan Gas Pipeline Partners, Sr. Sub. Notes,
                          10.375% due 6/1/09...........................     1,146,350
-------------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.5%
 2,300,000      B-      Revlon Consumer Products, Sr. Sub. Notes,
                          8.625% due 2/1/08............................     2,205,125
-------------------------------------------------------------------------------------
Paper -- 2.6%
 2,500,000      BB      Malette Inc., Sr. Secured Notes,
                          12.250% due 7/15/04..........................     2,659,375
 2,465,000      CCC+    Repap New Brunswick, Sr. Secured Notes,
                          10.625% due 4/15/05..........................     2,101,413
                        Riverwood International, Company Guaranteed:
 1,110,000      B-        10.625% due 8/1/07...........................     1,144,688
 2,485,000      CCC+      10.875% due 4/1/08...........................     2,438,406
                        Tembec Industries, Sr. Notes:
 2,240,000      BB+       9.875% due 9/30/05...........................     2,354,800
 1,405,000      BB+       8.625% due 6/30/09...........................     1,419,050
-------------------------------------------------------------------------------------
                                                                           12,117,732
-------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.0%
   165,000      B       King Pharmaceutical Inc., Sr. Sub. Notes,
                          10.750% due 2/15/09..........................       169,744
-------------------------------------------------------------------------------------
Photographic Products -- 0.5%
 2,255,000      BB-     Polaroid Corp., Sr. Notes, 11.500% due 2/15/06.     2,339,563
-------------------------------------------------------------------------------------
Printing/Forms -- 0.3%
   720,000      B       Cadmus Communications Corp., Sr. Sub. Notes,
                          9.750% due 6/1/09............................       720,900


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Printing/Forms -- 0.3% (continued)
   605,000      BB-     World Color Press Inc., Sr. Sub. Notes,
                          7.750% due 2/15/09...........................    $  573,238
-------------------------------------------------------------------------------------
                                                                            1,294,138
-------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.7%
 2,250,000      NR      Ocwen Asset Investment, Sr. Notes,
                          11.500% due 7/1/05...........................     1,935,000
 1,250,000      Baa3*   Trizec Finance Ltd., Sr. Notes,
                          10.875% due 10/15/05.........................     1,379,688
-------------------------------------------------------------------------------------
                                                                            3,314,688
-------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.6%
 2,855,000      BB+     International Game Technology, Sr. Notes,
                          7.875% due 5/15/04...........................     2,826,450
-------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.7%
 1,015,000      B       Nationsrent Inc., Company Guaranteed,
                          10.375% due 12/15/08.........................     1,026,419
 2,415,000      BB-     United Rentals Inc., Sr. Sub. Notes,
                          9.250% due 1/15/09...........................     2,411,981
-------------------------------------------------------------------------------------
                                                                            3,438,400
-------------------------------------------------------------------------------------
Restaurants -- 0.1%
   515,000      B       Advantica Restaurant Group, Sr. Notes,
                          11.250% due 1/15/08..........................       507,919
-------------------------------------------------------------------------------------
Retail - Food Chains -- 0.1%
   375,000      CCC+    Pathmark Stores, Sr. Sub. Notes,
                          12.625% due 6/15/02..........................       384,844
-------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
 3,100,000      B-      Advance Stores Co., Inc., Sr. Sub. Notes,
                          10.250% due 4/15/08..........................     3,115,500
-------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.0%
                        Ocwen Capital Trust:
    3,200,000   B2*       Jr. Sub. Notes, 10.875% due 8/1/27...........     2,480,000
    2,100,000   BB-       Sr. Notes, 11.875% due 10/1/03...............     2,005,500
-------------------------------------------------------------------------------------
                                                                            4,485,500
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Semiconductors -- 0.9%
    4,260,000   B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                          10.125% due 3/15/07..........................   $ 4,217,400
-------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.2%
 1,005,000      Ba3*    National Steel Corp., First Mortgage Notes,
                          9.875% due 3/1/09............................     1,028,869
 2,060,000      B+      Russel Metals Inc., Sr. Notes,
                          10.000% due 6/1/09...........................     2,072,875
   575,000      B+      WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04.       590,094
 1,940,000      B       WHX Corp., Sr. Notes, 10.500% due 4/15/05......     1,920,600
-------------------------------------------------------------------------------------
                                                                            5,612,438
-------------------------------------------------------------------------------------
Telecommunications - Other -- 14.7%
                        Colt Telecommunications Group PLC, Sr. Notes:
   660,000(DEM) B1*       8.875% due 11/30/07 .........................       354,611
   800,000      B1*       10.125% due 11/30/07.........................     1,339,614
 3,835,000(DEM) B1*       7.625% due 7/31/08 ..........................     2,070,756
 7,760,000      NR      E. Spire Communications, Sr. Discount Notes,
                          step bond to yield 11.075% due 7/1/08........     3,404,700
                        Esprit Telecom Group PLC, Sr. Notes:
 2,300,000      B-        11.500% due 12/15/07.........................     2,458,125
 2,000,000(DEM) B-        11.500% due 12/15/07 ........................     1,154,771
 1,300,000      B-        10.875% due 6/15/08..........................     1,363,375
 4,615,000      NR      Facilicom International Inc., Sr. Notes,
                          10.500% due 1/15/08..........................     3,576,625
                        Hermes Europe Railtel Inc., Sr. Notes:
 3,900,000      B         11.500% due 8/15/07..........................     4,104,750
 1,225,000      B         10.375% due 1/15/09..........................     1,255,625
   950,000      BB-     Impsat Corp., Sr. Notes, 12.125% due 7/15/03...       907,250
                        Intermedia Communications Co.:
 1,210,000      B         Sr. Discount Notes, step bond to yield
                              11.289% due 5/15/06......................     1,010,350
                          Sr. Notes:
   505,000      B             8.500% due 1/15/08.......................       475,331
 1,270,000      B             8.600% due 6/1/08........................     1,193,800
 1,600,000      B             9.500% due 3/01/09.......................     1,580,000


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Telecommunications - Other -- 14.7% (continued)
   905,000      CCC+    IXC Communications Inc., Sr. Sub. Notes,
                          9.000% due 4/15/08...........................    $  873,325
 2,590,000      B-      KMC Telecom Holdings Inc., Sr. Notes,
                          13.500% due 5/15/09..........................     2,593,238
                        Metronet Communications Inc.:
11,400,000      B         Sr. Discount Notes, step bond to yield
                              10.036% due 6/15/08......................     8,450,250
 5,475,000      B         Sr. Notes, 12.000% due 8/15/07...............     6,474,188
 1,785,000      B         Sr. Notes, 10.625% due 11/1/08...............     2,059,444
                        Nextlink Communications:
 1,855,000      B         Sr. Discount Notes, step bond to yield
                              12.250% due 6/1/09.......................     1,024,888
 3,260,000      B         Sr. Notes, 12.500% due 4/15/06...............     3,598,225
 2,580,000      B         Sr. Notes, 10.750% due 6/1/09................     2,586,450
 5,025,000      B-      Primus Telecommunications Group, Sr. Notes,
                          11.750% due 8/1/04...........................     5,213,438
 1,850,000      B3*     RCN Corp., Sr. Notes, 10.000% due 10/15/07.....     1,854,625
                        Tele1 Europe B.V., Sr. Notes:
 1,005,000      NR        13.000% due 5/15/09..........................     1,022,588
 1,000,000(ECU) NR        13.000% due 5/15/09..........................     1,045,696
 2,600,000      NR      Versatel Telecommunications, Sr. Notes,
                          13.250% due 5/15/08..........................     2,733,250
 2,135,000      Caa*    Viatel Inc., Sr. Notes, 11.250% due 4/15/08....     2,169,694
-------------------------------------------------------------------------------------
                                                                           67,948,982
-------------------------------------------------------------------------------------
Telephone - Cellular -- 5.7%
 2,040,000      CCC+    Centennial Cellular, Sr. Sub. Notes,
                          10.750% due 12/15/08.........................     2,134,350
 2,480,000      B3*     Clearnet Communications Inc., Sr. Discount Notes,
                          step bond to yield 12.754% due 12/15/05......     2,253,700
   695,000      B       Crown Castle International Corp., Sr. Notes,
                          9.000% due 5/15/11...........................       683,706
                        Dolphin Telecom PLC, Sr. Discount Notes:
 4,525,000(ECU) Caa*      Step bond to yield 10.570% due 6/1/08+.......     2,401,377
 4,325,000      CCC+      Step bond to yield 11.419% due 6/1/08........     2,286,844
 5,325,000      B-      Millicom International Cellular SA, Sr. Discount
                          Notes, step bond to yield 13.479% due 6/1/06.     4,160,156


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Telephone - Cellular -- 5.7% (Continued)
                        Nextel Communications, Sr. Discount Notes:
 2,310,000      B2*       Step bond to yield 10.945% due 9/15/02.......   $ 1,622,775
 2,460,000      B2*       Step bond to yield 10.682% due 2/15/03.......     1,697,400
 2,080,000      Ba3*    Orange PLC, Sr. Notes, 8.000% due 8/1/08.......     2,038,400
 2,455,000      NR      Spectrasite Holdings, Sr. Discount Notes,
                          step bond to yield 11.218% due 4/15/09.......     1,426,969
   255,000      B3*     Telecorp PCS Inc., Sr. Discount Notes,
                          step bond to yield 12.911% due 4/15/09.......       132,281
                        Telesystems International Wireless Inc.,
                          Sr. Discount Notes:
 5,860,000      CCC+          Step bond to yield 11.982% due 6/30/07...     3,457,400
 2,500,000      CCC+          Step bond to yield 11.152% due 11/1/07...     1,275,000
 1,505,000      B3*     Triton PCS Inc., Sr. Sub. Discount Notes,
                          step bond to yield 11.612% due 5/1/08........       908,644
-------------------------------------------------------------------------------------
                                                                           26,479,002
-------------------------------------------------------------------------------------
Textiles -- 0.5%
 4,400,000(DEM) B       Texon International, Sr. Notes,
                          10.000% due 2/1/08...........................     2,128,842
-------------------------------------------------------------------------------------
Transportation - Marine -- 0.7%
 1,255,000      B-      Oglebay Norton Co., Sr. Sub. Notes,
                          10.000% due 2/1/09...........................     1,234,606
   107,000      BB-     Sea Containers, Series A, Sr. Sub. Notes,
                          12.500% due 12/1/04..........................       115,560
 2,300,000      B+      Stena Line AB, Sr. Notes, 10.625% due 6/1/08...     1,756,625
-------------------------------------------------------------------------------------
                                                                            3,106,791
-------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.7%
                        AES Corp., Sr. Sub. Notes:
 1,840,000      Ba1*      10.250% due 7/15/06..........................     1,934,300
 4,130,000      Ba1*      8.500% due 11/1/07...........................     4,052,563
 1,545,000      BB      Caithness Coso Fund Corp., Sr. Notes,
                          9.050% due 12/15/09..........................     1,554,656
                        Calpine Corp., Sr. Notes:
 3,550,000      BB        10.500% due 5/15/06..........................     3,891,688
   860,000      BB        8.750% due 7/15/07...........................       893,325
-------------------------------------------------------------------------------------
                                                                           12,326,532
-------------------------------------------------------------------------------------


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
   Amount++   Rating(a)              Security                                Value
-------------------------------------------------------------------------------------
Wholesale Distributors -- 0.6%
 2,615,000      B-      Fisher Scientific International Inc., Sr. Sub. Notes,
                          9.000% due 2/1/08............................  $  2,536,550
-------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $451,183,557).........................   442,145,989
=====================================================================================
    Shares                           Security                                Value
=====================================================================================
-------------------------------------------------------------------------------------
COMMON STOCK - 0.0%
-------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
    12,250              Pagemart Nationwide Inc. (Cost -- $0)..........        61,250
=====================================================================================
-------------------------------------------------------------------------------------
Preferred Stock - 1.3%
-------------------------------------------------------------------------------------
Broadcasting -- 0.5%
    17,652              Capstar Broadcasting, Series E,
                          Exchangeable 12.625%, Payment-in-kind........     2,118,255
-------------------------------------------------------------------------------------
Electronic Components -- 0.1%
    45,046              Viasystems Inc., Series B, Payment-in-kind.....       630,651
-------------------------------------------------------------------------------------
Savings & Loan Association -- 0.4%
    63,850              California Federal Preferred Capital Corp.,
                          Series A, Exchangeable 9.125%................     1,715,969
-------------------------------------------------------------------------------------
Telephone - Cellular -- 0.3%
    14,750              Dobson Communications, Payment-in-kind.........     1,489,750
-------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $6,033,112)...........................     5,954,625
=====================================================================================


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

    Shares                           Security                                Value
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
WARRANTS # - 1.2%
-------------------------------------------------------------------------------------
Broadcasting -- 0.0%
        5,425           Australis Media, Expire 5/15/00................    $        0
        8,625           UIH Australia Inc., Expire 5/15/06.............         8,625
-------------------------------------------------------------------------------------
                                                                                8,625
-------------------------------------------------------------------------------------
Cable Television -- 0.0%
        3,375           Wireless One Inc., Expire 10/19/00.............           844
-------------------------------------------------------------------------------------
Internet Services -- 0.1%
        4,050           Splitrock Service, Expire 7/15/08..............       324,000
        8,700           WAM!Net Inc., Expire 3/1/05....................       197,925
-------------------------------------------------------------------------------------
                                                                              521,925
-------------------------------------------------------------------------------------
Paper -- 0.0%
        4,800           SD Warren Co., Expire 12/15/06.................        84,480
-------------------------------------------------------------------------------------
Telecommunications - Other -- 0.9%
        3,650           Allegiance Telecom Inc., Expire 2/3/08.........       156,950
        5,000           Colt Telecom, Expire 12/31/06..................     2,900,000
       60,500           Metronet Communications, Expire 8/15/07........       302,500
        9,207           Nextel Communications, Expire 4/25/99..........       339,508
       24,840           Pagemart Inc., Expire 12/31/03+................        49,680
        4,475           Primus Telecommunications Group,
                          Expire 8/1/04................................        46,988
        4,125           RSL Communications Ltd., Expire 11/15/06.......       160,875
        2,600           Versatel Telecommunications, Expire 5/15/08....       130,000
-------------------------------------------------------------------------------------
                                                                            4,086,501
-------------------------------------------------------------------------------------
Telephone - Cellular -- 0.2%
       32,175           Clearnet Communications Inc., Expire 9/15/05+..       128,700
        4,725           Globalstart Telecommunications,
                          Expire 2/15/04...............................       259,875
        4,125           Iridium World Communications Ltd.,
                          Expire 7/15/05...............................       573,293
-------------------------------------------------------------------------------------
                                                                              961,868
-------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $1,873,429)...........................     5,664,243
=====================================================================================


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited) (continued)

     Face
    Amount                           Security                                Value
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.7%
-------------------------------------------------------------------------------------
   $7,852,000           Morgan Stanley Dean Witter & Co., 4.800%
                        due 6/1/99; Proceeds at maturity-- $7,856,188;
                        (Fully collateralized by U.S. Treasury Notes
                        and Bonds, 5.625% to 7.500% due 6/30/99 to
                        8/15/22; Market value-- $8,009,040)
                        (Cost -- $7,852,000)...........................  $  7,852,000
=====================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $466,942,098** )......................  $461,678,107
=====================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except that those identified by an asterisk(*) are rated by Moody's Investors Service, Inc.
++    Face amount denominated in U.S. dollars unless otherwise indicated.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
#     Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency Abbreviations:
      -----------------------
      DEM     --   German Mark
      ECU     --   European Currency Unit

      See page 23 for definition of ratings.


                       SEE NOTES TO FINANCIAL STATEMENTS.                     21

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------
May 31, 1999 (unaudited)

                                                                      % of
                                                                 Total Corporate
       Moody's           and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
         Baa                                   BBB                     0.5%
         Ba                                    BB                     29.2
         B                                     B                      59.9
         Caa                                   CCC                     5.1
         NR                                    NR                      5.3
                                                                     -----
                                                                     100.0%
                                                                     =====

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC","CC" and "C" are regarded, on
CC and C balance, as pre-dominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds rated "Ba" are judged to have speculative elements;
                their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
May 31, 1999 (unaudited)

ASSETS:
   Investments, at value (Cost-- $466,942,098) ...............    $ 461,678,107
   Cash ......................................................              531
   Receivable for securities sold ............................        2,009,121
   Receivable for open forward foreign currency contracts ....          644,660
   Interest and dividends receivable .........................        9,844,695
-------------------------------------------------------------------------------
   Total Assets ..............................................      474,177,114
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ..........................        4,757,559
   Dividends payable .........................................        1,181,859
   Investment advisory fees payable ..........................          323,894
   Administration fees payable ...............................           77,810
   Accrued expenses ..........................................          238,007
-------------------------------------------------------------------------------
   Total Liabilities .........................................        6,579,129
-------------------------------------------------------------------------------
Total Net Assets .............................................    $ 467,597,985
===============================================================================
NET ASSETS:
   Par value of capital shares ...............................    $      44,236
   Capital paid in excess of par value .......................      526,857,719
   Overdistributed net investment income .....................         (765,646)
   Accumulated net realized loss from
     security transactions ...................................      (53,891,940)
   Net unrealized depreciation on investments
     and foreign currencies ..................................       (4,646,384)
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.57 per share on 44,236,103
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ............................    $ 467,597,985
===============================================================================


24                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Three Months Ended May 31, 1999 (unaudited)

INVESTMENT INCOME:
   Interest ...................................................    $ 12,175,407
   Dividends ..................................................          39,035
-------------------------------------------------------------------------------
   Total Investment Income ....................................      12,214,442
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) ..........................       1,071,684
   Administration fees (Note 2) ...............................         238,152
   Shareholder communications .................................          37,397
   Audit and legal ............................................          11,718
   Registration fees ..........................................           9,225
   Directors' fees ............................................           8,726
   Shareholder and system servicing fees ......................           5,384
   Custody ....................................................           5,235
   Other ......................................................           4,239
-------------------------------------------------------------------------------
   Total Expenses .............................................       1,391,760
-------------------------------------------------------------------------------
Net Investment Income .........................................      10,822,682
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ..     (23,040,405)
     Foreign currency transactions ............................         314,185
-------------------------------------------------------------------------------
   Net Realized Loss ..........................................     (22,726,220)
-------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation
     of Investments and Foreign Currencies:
     Beginning of period ......................................     (20,663,994)
     End of period ............................................      (4,646,384)
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation ....................      16,017,610
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................      (6,708,610)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations ........................    $  4,114,072
===============================================================================


                       See Notes to Financial Statements.                     25

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Three Months Ended May 31, 1999 (unaudited) and the Year Ended February 28, 1999

                                                                 May 31        February 28
===========================================================================================
OPERATIONS:
   Net investment income .................................   $  10,822,682    $  44,952,453
   Net realized loss .....................................     (22,726,220)        (645,006)
   (Increase) decrease in net unrealized depreciation ....      16,017,610      (49,320,029)
-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations .....       4,114,072       (5,012,582)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................     (11,147,498)     (45,242,459)
-------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders .......................     (11,147,498)     (45,242,459)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ...........................              --        2,326,095
-------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions .............................              --        2,326,095
-------------------------------------------------------------------------------------------
Decrease in Net Assets ...................................      (7,033,426)     (47,928,946)

NET ASSETS:
   Beginning of period ...................................     474,631,411      522,560,357
-------------------------------------------------------------------------------------------
   End of period* ........................................   $ 467,597,985    $ 474,631,411
===========================================================================================
*Includes overdistributed net investment income of: ......   $    (765,646)   $    (755,015)
===========================================================================================


26                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an indepen dent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substan tially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc., ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the three months ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                $109,221,460
--------------------------------------------------------------------------------
Sales                                                     110,415,570
================================================================================

      At May 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                            $ 11,206,505
Gross unrealized depreciation                             (16,470,496)
--------------------------------------------------------------------------------
Net unrealized depreciation                              $ (5,263,991)
================================================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At May 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                            Local          Market      Settlement   Unrealized
Foreign Currency          Currency         Value          Date         Gain
================================================================================
To Sell:
British Pound             5,235,692      $8,379,118      9/22/99     $105,116
European Currency Unit    1,840,544       1,926,287      6/10/99       87,268
European Currency Unit    1,042,391       1,092,230      9/15/99       23,879
German Mark              17,199,771       9,203,211      6/10/99      428,397
--------------------------------------------------------------------------------
Total Unrealized Gain on Open
Forward Foreign Currency Contracts                                   $644,660
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 1999, the Fund had no open futures contracts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At May 31, 1999, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the three months ended May 31, 1999, the Fund did not write any covered call or put options.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      8. Payment-in-kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 1999, the Fund had, for Federal income tax purposes, approximately $30,374,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                              2003          2004         2005          2007
================================================================================
Carryforward Amounts      $9,404,000    $18,115,000    $239,000    $2,616,000
================================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                  Three Months Ended            Year Ended
                                     May 31, 1999            February 28, 1999
                                  ------------------        ------------------
                                  Shares      Amount        Shares      Amount
================================================================================
Shares issued on reinvestment       --          --          221,114   $2,326,095
================================================================================

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

                                    1999(1)          1999            1998           1997        1996(2)          1995
======================================================================================================================
Net Asset Value,
  Beginning of Period               $10.73         $11.87          $11.59         $11.36        $10.88         $12.39
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income               0.25           1.01            1.09           1.12          1.13           1.12
  Net realized and
    unrealized gain (loss)           (0.16)         (1.12)           0.28           0.21          0.65          (1.48)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     0.09          (0.11)           1.37           1.33          1.78          (0.36)
----------------------------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital                    --             --              --             --            --           0.00*
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.25)         (1.03)          (1.09)         (1.08)        (1.27)         (1.00)
  Net realized gains                    --             --              --             --            --          (0.15)
  Capital                               --             --              --          (0.02)        (0.03)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.25)         (1.03)          (1.09)         (1.10)        (1.30)         (1.15)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  end of Period                     $10.57         $10.73          $11.87         $11.59        $11.36         $10.88
----------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value (3)           0.02%++       (2.44)%         10.96%         15.37%        18.83%          0.14%
----------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value (3)        0.93%++       (0.72)%         12.43%         12.65%        17.80%         (2.18)%
----------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)            $468           $475            $523           $494          $477           $457
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.20%+         1.17%           1.18%          1.20%         1.24%          1.24%
  Net investment income               9.30+          9.03            9.19           9.89          9.74           9.96
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 24%            84%             94%            61%           73%            62%
----------------------------------------------------------------------------------------------------------------------
Market value, End of Period        $10.188        $10.438         $11.750        $11.625       $11.125        $10.500
======================================================================================================================

(1)   For the three months ended May 31, 1999 (unaudited).
(2)   For the year ended February 29, 1996.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        Net Increase
                                                                 Net Realized            (Decrease)
                                                                and Unrealized          in Net Assets
                    Investment           Net Investment          Gain (Loss)                From
                      Income                 Income             on Investments           Operations
               ----------------------------------------------------------------------------------------
Quarter                       Per                   Per                      Per                   Per
 Ended            Total      Share       Total     Share      Total         Share      Total      Share
=======================================================================================================
May 31,
 1997          $13,200,189   $0.31   $11,741,167   $0.27   $(5,289,541)    $(0.12)   $6,451,626   $0.15
August 31,
 1997           13,358,455    0.31    11,846,555    0.28    12,682,793       0.29    24,529,348    0.57
November 30,
 1997           12,745,541    0.29    11,250,534    0.26     1,354,794       0.03    12,605,328    0.29
February 28,
 1998           13,288,741    0.30    11,752,363    0.27     4,080,801       0.09    15,833,164    0.36
May 31,
 1998           12,823,273    0.29    11,293,219    0.26    (2,829,443)     (0.06)    8,463,776    0.19
August 31,
 1998           13,413,896    0.30    11,864,494    0.27   (36,436,763)     (0.83)  (24,572,269)  (0.56)
November 30,
 1998           12,226,853    0.28    10,852,489    0.25      (336,494)     (0.01)   10,515,995    0.24
February 28,
 1999           12,298,897    0.28    10,942,251    0.25   (10,362,335)     (0.23)      579,916    0.01
May 31,
 1999           12,214,442    0.28    10,822,682    0.24    (6,708,610)     (0.15)    4,114,072    0.09
=======================================================================================================

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                              Dividend
                         Nyse       Net Asset    Dividend   Reinvestment
                    Closing Price     Value        Paid         Price
==========================================================================
March 31, 1997         $11.375       $11.29       $0.091        $11.35
April 30, 1997          11.500        11.26        0.091         11.22
May 31, 1997            11.625        11.47        0.091         11.45
June 30, 1997           11.750        11.62        0.091         11.65
July 31, 1997           12.000        11.84        0.091         11.69
August 31, 1997         11.875        11.77        0.091         11.76
September 30, 1997      12.000        11.94        0.091         11.90
October 31, 1997        11.750        11.82        0.091         11.78
November 30, 1997       12.125        11.78        0.091         11.76
December 31, 1997       12.313        11.82        0.091         11.80
January 31, 1998        12.500        11.89        0.091         11.82
February 28, 1998       11.750        11.87        0.091         11.87
March 31, 1998          11.563        11.90        0.086         11.62
April 30, 1998          11.375        11.84        0.086         11.51
May 31, 1998            11.438        11.81        0.086         11.53
June 30, 1998           11.625        11.74        0.086         11.55
July 31, 1998           11.438        11.76        0.086         11.50
August 31, 1998          9.750        10.99        0.086         10.58
September 30, 1998      11.000        10.83        0.086         10.73
October 31, 1998        10.688        10.42        0.086         10.34
November 30, 1998       10.750        10.97        0.086         10.79
December 31, 1998       10.250        10.85        0.084         10.34
January 29, 1999        10.250        10.94        0.084         10.26
February 28, 1999       10.438        10.73        0.084         10.40
March 31, 1999          10.438        10.77        0.084         10.34
April 30, 1999          10.313        10.88        0.084         10.35
May 31, 1999            10.188        10.57        0.084         10.35
==========================================================================

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvest ment of dividends and capital gains distributions will not relieve Plan partici pants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a propor tionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at (800) 331-1710.

                              --------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                               Managed
                                               HIGH INCOME     [GRAPHIC]

                                                   PORTFOLIO INC.

Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is intended only for the
shareholders of Managed High Income
Portfolio Inc. It is not a prospectus,
circular or representation intended for
use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 7/99